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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the use in this Registration Statement on Form S-1 of our report dated May 8, 2013, relating to the consolidated financial statements of OCI Wyoming Holding Co. and subsidiary, appearing in the Prospectus, which is part of this Registration Statement.

        We also consent to the reference to us under the headings "Experts" in such Prospectus.

/s/ Deloitte & Touche LLP

Atlanta, Georgia

July 8, 2013

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM